AMENDMENT NO. 1
                          DATED AS OF OCTOBER 31, 1996
                                       to
                            REVOLVING LOAN AGREEMENT
                          DATED AS OF NOVEMBER 1, 1995


     This amendment No. 1 (this "Amendment"), dated as of October 31, 1996, is between Express Scripts, Inc. (the "Borrower") and The first National Bank of Chicago ("the Lender").

                              W I T N E S S E T H:

     WHEREAS, the Borrower and the Lenders are parties to that certain Revolving Loan Agreement dated as of November 1, 1995 (as heretofore amended, the "Credit Agreement") and the other Loan Documents referred to therein; and

     WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement in order to amend certain provisions thereof;

     NOW, THEREFORE, in consideration of the premises and the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

     2. AMENDMENT. The definition of "Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the date "October 31, 1996" contained therein and inserting in lieu thereof the date "October 30, 1997."

     3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as of the date of this Amendment that:

     (a) There exists no Default or Unmatured Default and the execution of this Amendment shall not create a Default or Unmatured Default.

     (b) The representations and warranties contained in Section 4.1 of the Credit Agreement are true and correct as of the date of this Agreement.

     4. LEGAL EXPENSES. The Borrower agrees to reimburse the Lender for reasonable legal fees and expenses incurred by attorneys for the Lender (who may be employees of the Lender) in connection with the preparation, negotiation and consummation of this Amendment and the transactions contemplated herein.

     5. RATIFICATION OF CREDIT AGREEMENT. Except as specifically provided herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and the Credit Agreement as amended hereby is agreed to, ratified and confirmed by the Borrower and the Lender in all respects.


     6. MISCELLANEOUS.

     (a) This Amendment may be executed in counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered, shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

     (b) This Amendment shall be effective as of the date first above written; PROVIDED, THAT, the Lender has received executed counterparts of this Amendment from the Borrower and the Lender.

     IN WITNESS WHEREOF, the Borrower and the Lender have executed this Amendment as of the date first above written.

                                          EXPRESS SCRIPTS, INC.

                                          By:___________________________

                                          Title:________________________


                                          THE FIRST NATIONAL BANK OF CHICAGO

                                          By:____________________________

                                          Title:_________________________